UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007

AMERCO

(Exact Name of Registrant as Specified in Charter)

Nevada	1-11255	88-0106815
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

1325 Airmotive Way, Ste. 100, Reno, Nevada 89502-3239
(Address of Principal Executive Offices)(Zip Code)

(775) 688-6300
(Registrant's telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

—	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
—	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
—	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
—	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On June 7, 2007, AMERCO held its investor call for the fourth quarter and full year of fiscal 2007. During this conference call, information regarding our results of operations and financial condition for the completed quarterly and annual period ended March 31, 2007 was discussed. A copy of the transcript of this conference call is attached as Exhibit 99.1. To hear a replay of the call, visit www.amerco.com. The audio transcript of the conference call will be available on the AMERCO web site for 30 days after the date of the call.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Transcript of AMERCO’s Fourth Quarter Fiscal Year 2007 Investor Call.

99.2 Earnings Release issued June 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2007

AMERCO

/s/ Jason A. Berg
Jason A. Berg
Chief Accounting Officer of AMERCO